UNITED STATES
             SECURITIES AND EXCHANGE COMMISSION
                   Washington, D.C.  20549


                           FORM 8-K

                        CURRENT REPORT

              Pursuant to Section 13 or 15(a) of
              the Securities Exchange Act of 1934


                        Date of Report

                        October 10, 2001

                   COMPUDYNE CORPORATION
              -----------------------------------
  (Exact name of registrant as specified in its charter)

                           NEVADA
              -----------------------------------
 (State or other jurisdiction of incorporation or organization)

        1-4245                             23-1408659
 (Commission File Number)       (I.R.S. employer identification number)


    7249 National Drive
    Hanover, Maryland                                     21076
(Address of principal executive office)                (Zip code)





         Registrant's telephone number, including area code

                           (410) 712-0275





ITEM 5.   OTHER EVENTS

     CompuDyne Corporation ("CompuDyne") sets forth below supplemental information to its Form 10-K Annual Report for the year ended December 31, 2000. The supplemental information (1) provides revised segment information reflecting CompuDyne's change in the first quarter of 2001 from three to four reporting operating segments initially breaking out results of subsidiary CorrLogic, Inc. into a fourth, "Public Safety" segment (note reference is to note 14 of CompuDyne's consolidated financial statements); (2) provides certain quarterly reporting information for the periods covered by the Form 10-K; and (3) provides revised stock price information for CompuDyne for 1999-2000, reflecting high and low bid and sales prices for the period.


(1)  RESTATED SUCH THAT CORRLOGIC IS IN NEW SEGMENT #4 PUBLIC SAFETY

14.     OPERATING SEGMENT INFORMATION (starting at paragraph three)

     The following segment information includes operating information for CompuDyne's four operating segments, Corrections, Attack Protection, Federal Systems and Public Safety in addition to Corporate activities for each of the years ended December 31, 2000, 1999 and 1998. Also included is operating information from MicroAssembly's Stick-Screw product sales during the period from January 1, 1999 to May 31, 1999 (date of disposal) and for the year ended December 31, 1998, Norment (Corrections segment) and Norshield (Attack Protection segment), are included since their date of acquisition, November 28, 1998, Ackley Dornbach, Inc. (Corrections segment) and since its date of acquisition, November 12, 1999, CorrLogic (Public Safety segment) since its date of acquisition, April 30, 1999, and Fiber SenSys, Inc. (Attack Protection segment) since its date of acquisition, October 31, 2000.



                                      Revenues
(in thousands)            2000          1999          1998
                          ----          ----          ----
Corrections               $ 87,438      $ 77,166      $ 16,151
Attack Protection           23,201        15,827         1,459
Federal Systems             14,826        13,154        12,535
Public Safety                5,146         4,629           -
MicroAssembly                  -             670         1,771
CompuDyne Corporate            -             -             -
                          --------      --------      --------
                          $130,611      $111,446      $ 31,916
                          ========      ========      ========





                                      Gross Margin
(in thousands)            2000          1999          1998
                          ----          ----          ----
Corrections               $ 15,386      $ 13,448      $  3,323
Attack Protection            5,598         3,560           375
Federal Systems              2,165         1,814         1,892
Public Safety                2,353         2,381           -
MicroAssembly                  -             152           462
CompuDyne Corporate            -             -             -
                          --------      --------      --------
                          $ 25,502      $ 21,355      $  6,052
                          ========      ========      ========

                              Total Assets, at Year End
(in thousands)            2000          1999          1998
                          ----          ----          ----
Corrections               $ 40,899      $ 42,137      $ 40,999
Attack Protection            2,286           295            39
Federal Systems              6,085         4,491         2,197
Public Safety                4,658         6,828           -
MicroAssembly                  -             -           1,224
CompuDyne Corporate          4,661         3,696          (889)
                          --------      --------      --------
                          $ 58,589      $ 57,447      $ 43,570
                          ========      ========      ========


                               Operating Income/(Loss)
(in thousands)            2000          1999          1998
                          ----          ----          ----
Corrections               $ 5,999       $ 4,880       $ 1,408
Attack Protection           2,103         1,424          (277)
Federal Systems             1,205         1,016           920
Public Safety                (114)          106           -
MicroAssembly                 -               4            50
CompuDyne Corporate        (1,703)       (1,386)         (633)
                          --------      --------      --------
                          $ 7,490       $ 6,044       $ 1,468
                          ========      ========      ========

                                 Capital Expenditures
(in thousands)            2000          1999          1998
                          ----          ----          ----
Corrections               $    658      $    700      $    102
Attack Protection              170         1,957            65
Federal Systems                  6            84           208
Public Safety                  130           791           -
MicroAssembly                  -              21            57
CompuDyne Corporate             15            20           -
                          --------      --------      --------
                          $    979      $  3,573      $    432
                          ========      ========      ========


                                     Depreciation
(in thousands)            2000          1999          1998
                          ----          ----          ----
Corrections               $    657      $    710      $     90
Attack Protection              281           219            23
Federal Systems                 68            90            79
Public Safety                  320           159           -
MicroAssembly                  -              31            71
CompuDyne Corporate              1             2           -
                          --------      --------      --------
                          $  1,327      $  1,211       $   263
                          ========      ========      ========

(2) Summarized Quarterly Data (Unaudited)

    The following table sets forth unaudited summarized quarterly data for CompuDyne for the years ended December 31, 1999 and 2000 to update its Annual Report on Form 10-K for the year ended December 31, 2000:



(in thousands, except
  per share amounts)        First     Second    Third    Fourth   Total
---------------------        -----    ------    -----    ------   -----

2000
Net sales                  $30,561   $33,374   $30,430  $36,246 $130,611
Gross margin                 5,952     6,152     6,123    7,275   25,502
Net earnings                   803       827       922    1,587    4,139
Basic earnings per share      0.15      0.15      0.17     0.31     0.78
Diluted earnings per share    0.13      0.14      0.15     0.27     0.69

1999
Net sales                  $21,987   $27,697   $27,827  $33,935 $111,446
Gross margin                 4,311     5,077     5,473    6,494   21,355
Net earnings                   410       615       654      991    2,670
Basic earnings per share      0.08      0.12      0.12     0.19     0.51
Diluted earnings per share    0.07      0.11      0.11     0.17     0.46












(3) Price Range of Common Stock

    CompuDyne's Common Stock is quoted on the NASDAQ National Market, under the symbol "CDCY". Prior to June 1999 the stock was traded in the over-the-counter market. There were 1,835 common shareholders of record as of March 27, 2001.

  The following table sets forth the high and low bid prices for CompuDyne Common Stock from January 1, 1999 through the second quarter of 1999 on the over-the-counter market, as quoted on the OTC Bulletin Board and high and low sales prices from the third quarter of 1999 to December 31, 2000 on the NASDAQ National Market. Over-the-counter market quotations reflect inter-dealer prices, without retail mark-up, mark-down or commissions and may not necessarily reflect actual transactions.



                                              HIGH               LOW
YEAR ENDED DECEMBER 31, 1999:

     First Quarter                           $8.250            $3.875
     Second Quarter                           8.750             6.375
     Third Quarter                            8.500             6.000
     Fourth Quarter                           9.125             6.250

YEAR ENDED DECEMBER 31, 2000:

     First Quarter                           12.750             6.375
     Second Quarter                           9.875             7.500
     Third Quarter                            8.750             5.500
     Fourth Quarter                           8.750             6.125




     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.


                               COMPUDYNE CORPORATION


Dated: October 10, 2001
                               By:---------/s/-------------
                                    Geoffrey F. Feidelberg
                               Its: Chief Financial Officer